EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Joe Mansueto, as Chairman of the Board and Chief Executive Officer of Morningstar, Inc. (the Company), certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                     the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.                                     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joe Mansueto
Joe Mansueto
Chairman of the Board and Chief Executive Officer

November 4, 2009

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